MATTHEW 25 FUND, INC.


SEMI-ANNUAL REPORT

JUNE 30, 2001
















Matthew 25 Fund, Inc.
605 Cloverly Avenue
Jenkintown, PA  19046
1-888-M25-FUND









Dear Shareholders of Matthew 25 Fund, Inc.,

Our Matthew 25 Fund was up 7.25% for the first six months of 2001. Over the past 5 1/2 years our fund was up 134.43% for an average annual compounded return of 16.69%, with no down years. Congratulations and appreciations are appropriate at this time. First, for new shareholders and existing shareholders who purchased during the last six months, you did so in the face of dour financial media reports and this tenacity should be rewarded in the market. Second, for our long-term shareholders who were steadfast through the technology bubble a special "Thank You" is warranted. As you know, our Fund did not participate in the run up of the technology sector in 1999. However, we also did not decline in 2000 or the first 6 months of this year, from the gravitational pull of economic sense regarding this same sector.


Our Fund did not participate in the first round of the technology "boom" because the valuations on these securities were so high that I felt the risks outweighed the reward potential. Now that we are in the technology "bust", I have been shopping around for investments within this sector. Most, if not all, hot sectors or financial bubbles are rooted in sound economic reason; it is just that prices tend to become over done on both the upside and the downside. The internet and its related industries are and will be a valid economic force.

This recent market cycle has reactivated the debate over the superiority of "Value" versus "Growth" Investing. The SEC classifies our Fund as a Growth and Value Fund. Our Fund was registered this way because I perceived the two categories as integrated, while the media and the investment industry presented these styles as distinct. There are various techniques to valuing companies, but one very important tool is valuing growth. One advantage of buying a growth company at a reasonable price is that time works to your advantage.

Let's look at two examples. Typically, value investors will try to buy assets for 50 cents on the dollar. This can be a profitable strategy as long as you receive your full dollar of value in 5 years or less. This will give you at least 15% annual compounded returns. Now let's look at a growth stock that is undervalued. If you can buy this growing business at even 75 cents on one dollar of fair value, and assume the business grows 12% a year for 10 years, then in that 10 year period your 1 dollar in fair value has grown to over 3 dollars in value. Thus if you sell at the end of the 10 year period, you still earned 15% annual compounded returns, but for 5 additional years.

The value of any company is simply the discounted value of its future cash flow stream. In order to value growth businesses you need to make assumptions of the cash flow growth rate and then come up with a rate of return (discount rate) so as to calculate a current fair price. The stock market is a starting point to establish what should be a fair discount rate. The market's key data are as follows:

        Dow Jones Index Average PE ratio from 1920 to 2000     =       14.2
        GDP average growth rate from 1920 to 2000              =        6.0%
        Moody's AAA Corp. Bond avg. yield from 1920 to 2000    =        5.9%

Over the last 80 years the market is telling us that a fair price (present value) for one dollar in earnings (payment) that grows 6% is $14.20. Therefore, the market's historical discount rate is 13.45% (serial rate=discount rate/growth rate=0.0701 = (1+X/1.06) + 1). This discount rate is 7.5% above or 2.28 times the long-term bond rate or the lower risk rate of return.

This math is probably a bit dry, but it does provide you with a long-term rate of return to value risk investments. You may lower the rate if you feel more confident, or you may raise the rate in order to provide a greater margin of safety in your valuation process. Additionally, you may want to adjust your discount rate to major changes in interest rates. Currently, I use 15% in my calculations for fair values for both the "Growth" and "Value" investments within our fund. Now to go from the theoretical to the practical. I have classified the securities within our Fund, and then provided a brief summary for each.








VALUE INVESTMENTS

AT&T - AT&T is in the portfolio because the company is intending to separate and distribute its four divisions. I believe that the pieces will be worth more than the whole. My intention is to sell three divisions - Wireless, Consumer, and Business Services, and put the proceeds into its Broadband (Cable) stock. Recently Comcast has offered to buy just the Cable division for more than what AT&T was selling for at year-end. This confirms the value but may prevent us from owning the cable business directly.

MCI - We received our MCI stock as a spin-off from WorldCom. This is a tracking stock representing the consumer long distance business. This declining business generates high free cash flow. There is around $50 per share of debt to be paid and then all free cash belongs to the shareholders. I had intended to sell the shares as soon as we received them, but the price was so undervalued that I bought more shares. I believe these shares should sell at least 50% higher and we currently are receiving a 14.91% dividend yield.

PACIFIC GAS & ELECTRIC BONDS AND PREFERRED STOCKS - This California utility voluntarily declared bankruptcy and is in Chapter 11. The securities we own are legal obligations and are currently selling for 39% of their value assuming three years for reorganization. The energy problem in California is very political, but solvable. This is the best value investment that I have seen in years.

WILLOW GROVE BANK - This bank had been steadily growing its loans and its earnings until it suffered a substantial set back. It had defaults on two large loans that lead to a write-off of $7.2 million. This effectively removed one year of earnings. In spite of this financial trauma, management has at its disposal the ability to greatly increase value through a change of the bank's capital structure. In the meantime it may realize growth again by adding branches and prudently lending.


VALUE & GROWTH INVESTMENTS

ADVANTA - Advanta sold its mortgage business and used the proceeds to pay down debt, and to buy its shares. Meanwhile, its business credit card business continues to grow and it generates nice profits. This stock is below book value.

ADVANCED MICRO DEVICES - AMD is the second largest manufacturer of chips and microprocessors. AMD had been growing the past few years at Intel's expense. Intel initiated a price war this quarter, which is not good for either company. This stock is undervalued based on last year's earnings and potential future growth.

COMMONWEALTH BANK - Community banking business is prudently growing, while the bank shrinks its home mortgage lending. Slightly undervalued stock of a well-run bank. Relative values of bank stocks improving due to increased merger activity.

FREDDIE MAC - Freddie Mac has been a consistent grower. There are political risks with this company and I have concerns over the volume of derivatives that Freddie retains. At year-end the stock appeared to be fully valued, but then the first 6 months earnings increased 55%, which simultaneously increased Freddie's fair value.



CORNING INC. - A new position this year and I intend to continue purchasing. Corning is the dominant company in fiber optics and flat panel screens (LCD). It appears to be a great long-term grower that is considerably under valued.

MBIA - This financial guarantor should be able to grow earnings for the next few years. MBIA has appreciated 73% in the past 12 months, but it is selling at
14.5 times this years earnings, which still presents good value.

POLARIS - Polaris has a strong history of earnings growth with solid plans to continue to grow earnings. Also has an outstanding record of managing its capital. Its stock has gained 43% in the past 12 months but only sells at a 12 PE on this years earnings.

STILWELL FINANCIAL - Strong grower in the past primarily through ownership of Janus Fund's Adviser. Stilwell sells slightly under fair value, and I hope Janus finds its way in this market and begins growing once again.

WORLDCOM - WorldCom projects growth at 12% to 15%, which is double the average company's growth rate. The stock is selling around 13 times earnings. Good value and growth potential combined with a proven management team makes this stock attractive.

GROWTH INVESTMENTS

BERKSHIRE HATHAWAY - A conglomerate managed by top capitalist, Warren Buffett. Outstanding company and proven wealth builder. Growth due to acquisitions. Stock is above its fair price, but I intend to keep shares for long-term growth.

HOME DEPOT - In spite of recent weakness due to the economy, Home Depot has been and will be a 20% + grower, at least for a few more years. However, the stock is above its fair value. I have sold some shares in order to reduce our holding in it and I may sell more on up moves.

INTEL - Another great company at too high a price. I sold the majority of our position. Long-term outlook for the industry and company is very good. I am concerned about its price war with AMD.

UPS - This is a great business that should benefit from the growing internet economy. The projected 5 year growth rate is 15%, however, at a 25 PE its stock is a bit expensive. I will buy this over time and will likely add to it if its price declines.

Hopefully, this information helps you to better understand our Fund's securities and investment style. As always, thank you for allowing Lesley Buck and me to work for you.

                                                          Gratefully yours,


                                                          Mark Mulholland










MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES
JUNE 30, 2001


                                   Number of Shares   Historical Cost   Value
COMMON STOCKS  --  92.19%
BANKS & FINANCE  --  15.58%
 Advanta Corporation Class A           35,000           $439,404       $560,000
 Advanta Corporation Class B           80,850            790,533      1,129,475
 Commonwealth Bancorp, Inc.           100,000          1,367,282      1,903,000
 Willow Grove Bancorp, Inc.           113,500          1,153,199      1,402,860
                                                       ---------      ---------
                                                       3,750,418      4,995,335
                                                       ---------      ---------

COMMUNICATIONS  --  7.83%
 AT&T Corporation                      50,000          1,048,345      1,100,000
 WorldCom, Inc.*                       75,000          1,192,077      1,122,000
 MCI                                    9,640            163,107        155,204
 Intermedia Communications, Inc.*       9,000            169,467        134,100
                                                       ---------      ---------
                                                       2,572,996      2,511,304
                                                       ---------      ---------

INSURANCE  --  13.19%
 MBIA, Inc.                            76,000          2,892,372      4,231,680
                                                       ---------      ---------
                                                       2,892,372      4,231,680
                                                       ---------      ---------

INVESTMENT ADVISORY  --  5.76%
 Stilwell Financial                    55,000          1,405,212      1,845,800
                                                       ---------      ---------
                                                       1,405,212      1,845,800

MANUFACTURING  --  19.82%
 Advanced Micro Devices*               32,000            736,200        924,800
 Corning Corp*                         62,000          1,228,070      1,036,020
 Intel Corp.                           28,000            518,528        819,000
 Lindsay Manufacturing Co.             19,500            284,801        370,500
 Polaris Industries, Inc.              70,000          2,432,064      3,206,000
                                                       ---------      ---------
                                                       5,199,663      6,356,320

MORTGAGE SECURITIES  --  18.35%
 Federal Home Loan                     86,500          3,146,660      5,886,325
                                                       ---------      ---------
                                                       3,146,660      5,886,325
                                                       ---------      ---------





THIS IS AN UNAUDITED STATEMENT
The accompanying notes are an integral part of these financial statements.



MATTHEW 25 FUND, INC.
SCHEDULE OF INVESTMENTS IN SECURITIES (CONTINUED)
JUNE 30, 2001

                                   Number of Shares   Historical Cost   Value
CONGLOMERATE  --  5.55%
 Berkshire Hathaway, Class A*              21         $  993,323     $1,457,400
 Berkshire Hathaway, Class B*             140            216,825        322,000
                                                       ---------      ---------
                                                       1,210,148      1,779,400
                                                       ---------      ---------

RETAIL  --  3.09%
 Home Depot, Inc.                      21,000            385,365        992,040
                                                       ---------      ---------
                                                         385,365        992,040
                                                       ---------      ---------

TRANSPORTATION  --  3.02%
 United Parcel Service                 16,750            943,954        968,150
                                                       ---------      ---------
                                                         943,954        968,150
                                                       ---------      ---------


TOTAL COMMON STOCKS                                   21,506,788     29,566,354
                                                      ----------     ----------

PREFERRED STOCKS  --  5.63%
UTILITIES  --  5.63%
 Pacific G&E Corp. 6% Preferred*       38,000            441,105        345,800
 Pacific G&E Corp. 7.9% Quip*          72,000            737,151        874,800
 Pacific G&E Corp. 4.8% Preferred*     46,900            434,090        333,459
 Pacific G&E Corp. 7.04% Preferred*    24,000            247,534        252,000
                                                       ---------      ---------
                                                       1,859,880      1,806,059
                                                       ---------      ---------

TOTAL PREFERRED STOCKS                                 1,859,880      1,806,059
                                                       ---------      ---------

TOTAL INVESTMENTS  --  97.83%                       $ 23,366,668   $ 31,372,413
Other Assets Less Liabilities  --  2.18%            ------------        699,790
                                                                   ------------
NET ASSETS  100.00%                                                $ 32,072,203
                                                                   ------------


* Non-income producing security




THIS IS AN UNAUDITED STATEMENT
The accompanying notes are an integral part of these financial statements.





MATTHEW 25 FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
JUNE 30, 2001



ASSETS
 Investments in securities at value (cost $23,366,668)             $ 31,372,413
 Cash                                                                   655,033
 Receivables:
   Dividends                                                             29,495
   Fund shares sold                                                      17,474
                                                                   ------------
       TOTAL ASSETS                                                  32,074,415
                                                                   ------------

LIABILITIES
 Accounts payable                                                         2,212
                                                                   ------------
       TOTAL LIABILITIES                                                  2,212
                                                                   ------------

NET ASSETS: (Equivalent to $11.69 per share based on               $ 32,072,203
2,743,254 shares of capital stock outstanding 100,000,000          ------------
shares authorized, $0.01 par value)


COMPOSITION OF NET ASSETS

 Shares of common stock                                            $     27,433
 Additional paid-in capital                                          23,366,407
 Net unrealized appreciation of investments                           8,005,745
 Retained earnings                                                      672,618
                                                                   ------------
NET ASSETS, JUNE 30, 2001                                          $ 32,072,203
                                                                   ------------













THIS IS AN UNAUDITED STATEMENT
The accompanying notes are an integral part of these financial statements.









MATTHEW  25  FUND, INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED JUNE 30, 2001


INVESTMENT INCOME:
 Dividends                                                         $    173,701
 Interest                                                                 5,807
                                                                   ------------
     TOTAL INVESTMENT INCOME                                            179,508
                                                                   ------------

EXPENSES:
 Audit                                                                    1,000
 Bank fees                                                                  162
 Director's fees and expenses                                               227
 Insurance                                                               13,584
 Investment advisory fee (Note 2)                                       147,535
 IRA  trustee expense                                                     4,990
 Miscellaneous expense                                                    3,177
 Office Supplies                                                            924
 Postage and printing                                                     3,538
 Registration and filing fees                                             2,890
 Shareholder reporting                                                    3,729
 Software                                                                 3,750
 State and local taxes                                                    1,450
 Telephone                                                                  497
                                                                   ------------
                                                                        187,453

TOTAL EXPENSES
Less, expense reduction from investment advisor (Note 2)                 (3,035)
                                                                   ------------
NET EXPENSES                                                            184,418
                                                                   ------------

NET INVESTMENT LOSS                                                      (4,910)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments                                      677,530
  Net change in unrealized appreciation of investments                1,409,823
                                                                   ------------
  Net realized and unrealized gain on investments                     2,087,353
                                                                   ------------


NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS               $  2,082,443
                                                                   ------------




THIS IS AN UNAUDITED STATEMENT
The accompanying notes are an integral part of these financial statements.






MATTHEW 25 FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS

                                            Six Months Ended      Year Ended
                                             June 30, 2001      Dec. 31, 2000
                                            ----------------    -------------
INCREASE IN NET ASSETS FROM OPERATIONS:
 Net Investment income (loss)               $    (4,910)       $   (18,604)
 Net realized gain on investments               677,530             85,206
 Net change in unrealized appreciation
   on investments                             1,409,823            923,267
                                            ------------       -----------

NET INCREASE IN NET ASSETS
RESULTING FROM OPERATIONS:                    2,082,443            989,869


DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net realized gain on investments                     0            (66,602)

CAPITAL SHARE TRANSACTIONS (Note 4)           2,939,877            724,971
                                              ---------            --------

NET INCREASE IN NET ASSETS                    5,022,320          1,648,238

NET ASSETS, BEGINNING OF YEAR                27,049,883         25,401,645


NET ASSETS, END OF PERIOD                   $32,072,203        $27,049,883
                                            -----------        -----------






























MATTHEW 25 FUND, INC.
FINANCIAL HIGHLIGHTS AND RELATED RATIOS / SUPPLEMENTAL DATA
For a Share Outstanding Throughout the Period Ending:
                  6/30/01   12/31/00   12/31/99   12/31/98   12/31/97   12/31/96
                  -------   --------   --------   --------   --------   --------
Net asset value,
  Beginning
  of period       $10.90     $10.55     $10.49     $8.50      $6.11      $5.16

Income from
  investment
  operations
  Net investment
  income (loss)     0.00      (0.01)      (0.03)     (0.02)     0.01      0.01

Net gains on
  securities both
  realized and
  unrealized        0.79       0.39        0.15       2.22      2.41      0.95
                    ----       ----        ----       ----      ----      ----
Total from investment
  operations       11.69       10.93       10.61       10.70     8.53     6.12

Less, distributions
  Net investment
  income            0.00        0.00        0.00       (0.02)   (0.01)   (0.01)

  Net realized
  gains on
  investments       0.00       (0.03)      (0.06)      (0.19)   (0.02)   0.00
                   -----       ------      ------      ------   ------   -----

Net asset value,
  End of period    $11.69      $10.90     $10.55      $10.49    $8.50    $6.11
                  ------------------------------------------------------------

Total return        7.25%       3.62%       1.08%      25.93%   39.65%   18.68%

Net assets,
  end of year
 (000's omitted)  $32,072      $27,050    $25,402    $21,327   $10,579  $1,420

Ratio of expenses,
  after expense
  reimbursement,
  to average
  net assets       1.24%*       1.22%      1.22%       1.26%    1.26%    1.34%

Ratio of investment
  income, net to
  average assets  (0.03)%*     (0.07)%     (0.24)%     (0.25)%  0.31%    0.44%


Portfolio turnover
  rate            15.90%       30.80%      17.88%      30.64%   9.89%    2.52%

*Annualized

THIS IS AN UNAUDITED STATEMENT
The accompanying notes are an integral part of these financial statements.


MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS

NOTE 1 - Summary of Significant Accounting Policies
Nature of Operations
Matthew 25 Fund, Inc. ("the Fund") was incorporated on August 28, 1995 and commenced operations on October 16, 1995. The Fund had no operations prior to the commencement of operations other than matters relating to its organization and registration as an open-end, non-diversified management investment company under the Investment Company Act of 1940 and its shares under the Security Act of 1933. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

Security Valuations
The Fund values investment securities, where market quotations are available, at market value based on the last recorded sales price as reported by the principal securities exchange on which the security is traded, or if the security is not traded on an exchange, market value is based on the latest bid price.

Federal Income Taxes
The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

Distribution to Shareholders
The Fund intends to distribute to its shareholders substantially all of its net investment income, if any, and net realized capital gains, if any, at year end.

Other
The Fund follows industry practice and records security transactions on the trade date. The specific identification method is used for determining gains or losses for financial statements and income tax purposes. Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis.

Estimates
The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

NOTE 2 - Investment Advisory Agreement and Other Related Transactions
The Fund has an investment advisory agreement with The Matthew 25 Management Corporation, whereby Matthew 25 Management Corp. receives a fee of 1% per year on the net assets of the Fund. All fees are computed on the average daily closing net asset value of the Fund and are payable monthly.

THIS IS AN UNAUDITED STATEMENT



MATTHEW 25 FUND, INC.
NOTES TO FINANCIAL STATEMENTS (Cont.)
NOTE 2-Investment Advisory Agreement and Other Related Transactions(Continued)

Matthew 25 Management Corp. has agreed to decrease the investment advisory fee or, if necessary, to reimburse the Fund if and to the extent that the Fund's aggregate annual operating expenses exceed 2.0% of the first $10,000,000 and 1.5% of the next $20,000,000.

The management fee for the first six months of 2001, as computed pursuant to the investment advisory agreement, totaled $147,535. The Matthew 25 Management Corp. has agreed to accept as its advisory fee for the first six months of 2001 the amount it has been paid totaling $144,500 and to waive any and all rights to the difference between actual management fees paid and fees per the agreement. The management fee waived for the first six months of 2001 was $3,035. Mr.
Mark Mulholland is the sole director and officer of Matthew 25 Management Corporation and is also the president of the Fund.

In addition, Mr. Mulholland is a broker at Boenning & Scattergood Inc. During the six months ending June 30, 2001, the Fund paid brokerage commission of $11,402 to Boenning & Scattergood Inc. of which Mr. Mulholland received compensation totaling $2,907. Boenning & Scattergood Inc. is not otherwise associated with Matthew 25 Fund, Inc. or Matthew 25 Management Corp. and is not responsible for any of the investment advice rendered to the Fund by Matthew 25 Management Corporation or Mr. Mulholland.

NOTE 3 - Investments
For the six months ended June 30, 2001, purchases and sales of investment securities other than short-term investments aggregated $7,342,125 and $4,720,739 respectively. At June 30, 2001, the gross unrealized appreciation for all securities totaled $8,507,078 and the gross unrealized depreciation for all securities totaled $501,333 or a net unrealized appreciation of $8,005,745. The aggregate cost of securities for federal income tax purposes at June 30, 2001 was $23,366,668.

NOTE 4 - Capital Share Transactions
As of June 30, 2001, there were 100,000,000 shares of $.01 per value capital stock authorized. The total par value and paid-in capital totaled $23,393,840. Transactions in capital stock were as follows for the period ending:

                                 June 30, 2001              December 31, 2000

                               Shares     Amount          Shares        Amount
                              -------------------        ----------------------
Shares sold                   291,304   $ 3,268,006      252,736    $ 2,641,426
Shares issued in
  reinvestment of dividends         0             0        6,094         66,602
Shares redeemed               (29,206)     (328,129)    (186,063)    (1,983,057)
                              --------   -----------    ---------    ----------
Net Increase                  262,098   $ 2,939,877       72,767    $   724,971
                              --------   -----------    ---------    ----------

THIS IS AN UNAUDITED STATEMENT